EXHIBIT 99.2






FINANCIAL STATEMENTS (UNAUDITED)

Maurices Incorporated
Nine Months Ended November 27, 2004, and November 22, 2003

                              Maurices Incorporated
                        Financial Statements (Unaudited)
           Nine Months Ended November 27, 2004, and November 22, 2003




                                    Contents

Financial Statements

Balance Sheets..........................................................1
Statements of Income....................................................2
Statements of Cash Flows................................................3
Notes to Financial Statements...........................................4

                              Maurices Incorporated
                           Balance Sheets (Unaudited)
                                 (In Thousands)

                                                                       November 27,       February 28,
                                                                           2004               2004
                                                                   ----------------------------------------
Assets
Current assets:
   Cash and cash equivalents                                            $    7,086           $    4,494
   Merchandise inventories                                                  48,383               36,591
   Prepaid expenses and other current assets                                 5,764                5,779
   Deferred taxes                                                            2,510                2,510
                                                                   ----------------------------------------
Total current assets                                                        63,743               49,374

Property and equipment, net                                                 50,688               48,851
Goodwill                                                                     8,585                8,585
Advance to Parent                                                           42,260               38,583
Deferred taxes                                                               4,313                4,313
Other assets                                                                    41                   27
                                                                   ----------------------------------------
Total assets                                                              $169,630             $149,733
                                                                   ========================================

Liabilities and shareholder's equity
Current liabilities:
   Accounts payable                                                      $  26,315            $  31,628
   Accrued salaries and wages                                               11,969               10,510
   Other accrued liabilities                                                 7,297                4,727
                                                                   ----------------------------------------
Total current liabilities                                                   45,581               46,865

Deferred rent                                                                6,831                6,098
                                                                   ----------------------------------------
Total liabilities                                                           52,412               52,963

Shareholder's equity:
   Common stock, $1,000 par value:
     Authorized shares 1,000, issued and
       outstanding shares 1,000                                              1,000                1,000
     Additional paid-in capital                                             86,735               86,735
     Retained earnings                                                      29,483                9,035
                                                                   ----------------------------------------
Total shareholder's equity                                                 117,218               96,770
                                                                   ----------------------------------------
Total liabilities and shareholder's equity                                $169,630             $149,733
                                                                   ========================================

Note:   The balance sheet as of February 28, 2004, has been condensed from the audited financial statements.

See accompanying notes.


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                              Maurices Incorporated
                        Statements of Income (Unaudited)
                                 (In Thousands)

                                                                              Nine Months Ended
                                                                       November 27,       November 22,
                                                                           2004               2003
                                                                   ----------------------------------------
Net sales                                                                  $268,665            $241,140
Cost of sales, including buying and occupancy costs                         171,128             157,162
                                                                   ----------------------------------------
Gross margin                                                                 97,537              83,978

Selling, general, and administrative expenses                                66,815              60,331
Depreciation and amortization                                                 8,902               8,525
Service fee charge from Parent                                                1,614               1,502
Loss (gain) on disposal of property and equipment                               338                (204)
Gift certificate expense, net from related party                                  -                 373
                                                                   ----------------------------------------
Operating income                                                             19,868              13,451

Related-party interest income, net                                              581                 417
                                                                   ----------------------------------------
Income before income taxes                                                   20,449              13,868

Provision for income taxes                                                    8,077               5,478
                                                                   ----------------------------------------
Income from continuing operations                                            12,372               8,390

Loss from discontinued operations (shown net of tax benefit of
   $688)                                                                          -              (1,053)
                                                                   ----------------------------------------
Net income                                                                $  12,372          $    7,337
                                                                   ========================================

See accompanying notes.

                              Maurices Incorporated
                      Statements of Cash Flows (Unaudited)
                                 (In Thousands)

                                                                                Nine Months Ended
                                                                       November 27, 2004  November 22, 2003
                                                                       ------------------------------------
Operating activities
Income from continuing operations                                            $12,372          $  8,390
Adjustments to reconcile income from continuing operations to net cash provided by (used in) operating activities of continuing
    operations:
     Depreciation                                                              8,902             8,525
     Loss (gain) on disposal and impairment of property and
       equipment                                                                 338              (204)
     Changes in operating assets and liabilities:
       Merchandise inventories                                               (11,792)          (10,869)
       Prepaid expenses and other current assets                                  15            (1,951)
       Other assets                                                              (14)                -
       Accounts payable                                                       (5,313)          (10,426)
       Accrued salaries and wages                                              1,459              (994)
       Other accrued liabilities                                               3,301             1,781
                                                                       ------------------------------------
Net cash provided by (used in) operating activities of continuing              9,268            (5,748)
   operations
Net cash used in operating activities of discontinued operations                   -            (1,540)

Investing activities
Acquisition of property and equipment                                        (11,075)           (8,287)
Net proceeds from sales of property and equipment                                  -               790
                                                                       ------------------------------------
Net cash used in investing activities of continuing operations               (11,075)           (7,497)

Net cash used in investing activities of discontinued operations                   -              (532)

Financing activities
Net funding from Parent                                                        4,399            16,415
                                                                       ------------------------------------

Net cash provided by financing activities                                      4,399            16,415
                                                                       ------------------------------------
Net increase in cash and cash equivalents                                      2,592             1,098
Cash and cash equivalents at beginning of period                               4,494             3,287
                                                                       ------------------------------------

Cash and cash equivalents at end of period                                  $  7,086          $  4,385
                                                                       ====================================

Supplemental disclosure of cash flow information Cash paid during the period for taxes paid directly to taxing
authorities                                                                 $  1,078         $     428
                                                                       ====================================

Supplemental disclosure of noncash information
During period ending November 22, 2003, the Company received noncash contributions from its Parent of real and personal property in the amount of $149.


See accompanying notes.

1. Basis of Presentation

The amounts set forth in the preceding financial statements of Maurices Incorporated (the Company) are unaudited as of and for the periods ended November 27, 2004, and November 22, 2003, however, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair statement of the results for the periods presented. Such results are not necessarily indicative of results for the full year. The unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. The accompanying financial statements of the Company should be read in conjunction with the audited financial statements for the year ended February 28, 2004.

Our business is seasonal in nature, and interim results may not be indicative of results for a full year. Historically, we have realized more of our sales in the latter half of our fiscal year, which includes the holiday seasons. Our business is also impacted by the timing of new store openings. Both variation in seasonality and new store openings impact the analysis of the results of operations and financial condition for comparable periods.

During its fiscal year ended February 28, 2004, the Company consisted of three divisions: Maurices, Timbuktu, and Can Do. The Timbuktu division was closed January 28, 2004, and the Can Do division was sold effective January 24, 2004. The results of Timbuktu and Can Do are presented in these financial statements as discontinued operations.

2. Related-Party Transactions

The Company is allocated a corporate office charge by American Retail Group (ARG or the Parent) or its affiliates for legal, human resources, corporate treasury, taxes, and other services provided, which amounted to $1,614 and $1,502 for the periods ended November 27, 2004, and November 22, 2003, respectively. The Company is also allocated a charge by ARG or its affiliates for certain data processing, information technology, and marketing services based on pro rata usage by the Company, which amounted to $266 and $833 for the periods ended November 27, 2004, and November 22, 2003, respectively, and is recorded in selling, general, and administrative expenses.



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2. Related-Party Transactions (continued)

In addition, the following expenses are managed by ARG or its affiliates and are charged to the Company on a specific identification basis:

   o  Certain fringe benefits
   o  Business insurances
   o  Executive compensation plans and payroll
   o  Defined contribution retirement plan
   o  Other contracts for goods and services negotiated on a consolidated basis

The Company supplies travel agency services for related ARG companies and charges a fee for those services. The amount charged was $16 and $36 for the periods ended November 27, 2004, and November 22, 2003, respectively.

The Company performs data processing and information technology services for related ARG companies. Fees charged for those services totaled $274 and $430 for the periods ended November 27, 2004, and November 22, 2003, respectively.

The Company also performed payroll services for an affiliate for which it received $19 and $32 for the periods ended November 27, 2004, and November 22, 2003, respectively.

The advance to Parent included in the balance sheets represents a net balance as the results of various transactions between the Company and its Parent. There are no terms of settlement associated with the account balance. The balance is primarily the result of the Company's participation in the Parent's central cash management program, wherein all the Company's cash receipts are remitted to the Parent, and all cash disbursements are funded by the Parent. Other transactions include dividends paid, the Company's current state tax where filed separately, and various other administrative expenses incurred by the Parent on behalf of the Company.



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2. Related-Party Transactions (continued)

An analysis of transactions in the advance to Parent account is as follows:

                                                                              Nine Months Ended
                                                                        November 27,       November 22,
                                                                           2004               2003
                                                                   ----------------------------------------
   Balance at beginning of period                                          $38,583             $39,736
   Net cash remitted to Parent                                              18,909               1,090
   Dividends
   Payments of various insurance costs                                      (5,650)             (5,242)
   Payment of current state tax liability                                     (871)               (336)
   Other administrative expenses                                            (1,139)               (270)
   Funding of officer compensation/SERP                                     (1,917)             (2,106)
   Service fees to Parent                                                   (1,614)             (1,479)
   Intercompany interest                                                       559                 388
   401(k) funding                                                           (4,600)             (2,982)
                                                                   ----------------------------------------
   Balance at end of period                                                $42,260             $28,799
                                                                   ========================================

3. Subsequent Event

On January 2, 2005, all of the outstanding common stock of the Company was sold to The Dress Barn, Inc. for $320,000.